CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                 PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Jon F. Isaacson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Simon Transportation Services Inc. on Form 10-Q for the quarterly period ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report fairly presents in all material respects the financial condition and results of operations of Simon Transportation Services Inc..


                         By:    /s/ Jon F. Isaacson
                                -------------------
                         Name:  Jon F. Issacson
                         Title: Chief Executive Officer


I, Robert T. Goates, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Simon Transportation Services Inc. on Form 10-Q for the quarterly period ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report fairly presents in all material respects the financial condition and results of operations of Simon Transportation Services Inc..



                         By:    /s/ Robert T. Goates
                                --------------------
                         Name:  Robert T. Goates
                         Title: Chief Financial Officer